Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. P00004 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02 ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 5901 E LOMBARD ST BALTIMORE MD 212246824 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I 75A50120F33006 10B. DATED (SEE ITEM 13) CODE 1410445 FACILITY CODE 04/02/2020 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  is extended,  is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not,  is required to sign this document and return ________1____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] The purpose of this modification is to terminate the task order for convenience of the Government. On the effective date of this modification the task order is modified to: 1. Reduce the overall Task Order Period of Performance end from 3/31/2022 to 11/01/2021. The Government and Contractor agree to the following: Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Adam Havey EVP, COO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Jeffrey R. Schmidt

15B. CONTRACTOR/OFFEROR /s/ Adam Havey (Signature of person authorized to sign) 15C. DATE SIGNED Nov 1, 2021 16B. UNITED STATES OF AMERICA /s/ Jeffrey R. Schmidt (Signature of Contracting Officer) 16C. DATE SIGNED Nov 1, 2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/75A50120F33006/P00004 PAGE 2 OF 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 1. Termination Settlement and Amount of Contractor's Release: - Contractor agrees there are no additional direct charges other than those currently invoiced and pending payment in the aggregate amount of $[**], such amounts remain payable to Contractor by Government. All amounts due to the Contractor have been invoiced or will be invoiced no later than [**] and payment will be made by Government no later than [**]. - Contractor and Government agree to a [**]. - Contractor shall not seek Government-Owned Human Immune Globulin Drug Product disposition costs as part of this termination and instead, upon termination, title to termination inventory transfers to Contractor for use, storage, or other disposition at Contractor's sole discretion and expense. - Government and Contractor agree that neither party has any further obligations to the other under Task Order No. 75A50120F33006 other than those specified herein. 2. Contractor's Due Diligence: - Contractor will comply with appropriate requirements under authority under FAR 49.104 Duties of Prime Contractor after Receipt of Notice of Termination, as instructed by the Termination Contracting Officer (TCO). Period of Performance: 04/02/2020 to 11/01/2021 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110